BBH TRUST

BBH BROAD MARKET FUND
CLASS N  SHARES (“BBBMX”)
CLASS I  SHARES (“BBBIX”)
(the “Fund”)

Supplement dated September 23, 2011 to the Statement of Additional Information, dated February 28, 2011, as supplemented April 6, 2011, June 1, 2011 and June 29, 2011, of the Fund

Effective September 23, 2011, the redemption fee is eliminated for any redemption of shares held less than 30 days after purchase.  Therefore, the Statement of Additional Information of the Fund is amended as follows:

The seventh paragraph in the section entitled “Purchases and Redemptions” on page 40 of the Fund’s Statement of Additional Information is hereby deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.